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                            SECTION 906 CERTIFICATION


      We, James E. Ross, President and Chief Executive Officer, and Gary L. French, Treasurer and Chief Financial Officer, of the streetTRACKS(R) Index Shares Funds (the "registrant"), certify that:

      1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


By:    /s/ James E. Ross
       -----------------------
       James E. Ross
       President and Chief Executive Officer


Date:  May 21, 2007
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By:    /s/ Gary L. French
       -----------------------
       Gary L. French
       Treasurer and Chief Financial Officer


Date:  May 21, 2007
       -----------------------